SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 18, 2004

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3550 West Market Street
Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1 Option Award Agreement (Employee Form)
EX-10.2 Restricted Stock Award Agreement (Employee Form)
EX-10.3 Option Award Agreement (Director Form)
EX-10.4 Restricted Stock Award Agreement (Director Form)

Item 1.01 Entry into a Material Definitive Agreement

     Attached as exhibits are forms of stock option and restricted stock agreements for grants made under A. Schulman Inc.’s 2002 Equity Incentive Plan.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	A. Schulman, Inc. 2002 Equity Incentive Plan Stock Option Award Agreement (Employee Form).

10.2	A. Schulman, Inc. 2002 Equity Incentive Plan Restricted Stock Award Agreement (Employee Form).

10.3	A. Schulman, Inc. 2002 Equity Incentive Plan Stock Option Award Agreement (Director Form).

10.4	A. Schulman, Inc. 2002 Equity Incentive Plan Restricted Stock Award Agreement (Director Form).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc. (Registrant)
By:	/s/ Robert A. Stefanko
Robert A. Stefanko
Executive Vice President - Finance and Administration

Date: October 18, 2004

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT
10.1	A. Schulman, Inc. 2002 Equity Incentive Plan Stock Option Award Agreement (Employee Form).	X

10.2	A. Schulman, Inc. 2002 Equity Incentive Plan Restricted Stock Award Agreement (Employee Form).	X

10.3	A. Schulman, Inc. 2002 Equity Incentive Plan Stock Option Award Agreement (Director Form).	X

10.4	A. Schulman, Inc. 2002 Equity Incentive Plan Restricted Stock Award Agreement (Director Form).	X